UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 10, 2013

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KULICKE AND SOFFA INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

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Pennsylvania	000-00121	23-1498399
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6 Serangoon North, Avenue 5, #03-16, Singapore		554,910
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (215) 784-6000

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 9, 2013, the Board of Directors of Kulicke and Soffa Industries, Inc. (the “Company”) announced the election of Gregory F. Milzcik as a director, effective October 7, 2013, to serve until the 2015 Annual Meeting of Shareholders. For the past 14 years Mr. Milzcik was an executive of Barnes Group Inc. (NYSE: B), an international aerospace and industrial manufacturer and service provider, serving a wide range of end markets and customers. Mr. Milzcik served as President and Chief Executive from 2006 until his retirement earlier this year. During his tenure at Barnes Group he also served as Chief Operating Officer and President of the aerospace and industrial segments. Over the past 35 years Mr. Milzcik’s career includes executive, operations and technical positions at leading Aerospace and Industrial companies including Lockheed Martin, General Electric, Chromally Gas Turbine Corp and AAR Corp. He currently serves as a director of IDEX Corporation (NYSE: IEX) and is a Board Leadership Fellow with the National Association of Corporate Directors (NACD).
Mr. Milzcik received a Bachelor of Science degree in applied science and technology from Thomas Edison State College. After completing graduate programs at Cambridge College and Harvard University he earned a doctorate from Case Western Reserve University, with research focusing on management systems in cyclical markets.
Mr. Milzcik also was appointed to the Management Development and Compensation Committee of the Board of Directors of the Company (the “MDCC”).
Mr. Milzcik will receive the standard non-employee director compensation arrangements described in the Company’s Proxy Statement for the 2013 Annual Meeting of Shareholders, including under the Company’s 2009 Equity Plan, as amended, an initial grant of a number of common shares closest in value to, without exceeding, $120,000 upon his election to the Board of Directors, as well as subsequent grants of common shares on the first business day of each quarter while serving on the Board of Directors.
A copy of the Company’s press release announcing Mr. Milzcik’s election is attached hereto as Exhibit 99.1.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.
Exhibit No.	Description
99.1	Press Release dated October 9, 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

October 10, 2013	KULICKE AND SOFFA INDUSTRIES, INC.

	By:	/s/ Jonathan H. Chou
	Name:	Jonathan H. Chou
	Title:	Senior Vice President, Chief Financial Officer
and Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated October 9, 2013.